MERRILL LYNCH
GLOBAL
RESOURCES
TRUST








FUND LOGO








Annual Report

July 31, 1997





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Resources Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL RESOURCES TRUST


DEAR SHAREHOLDER


Fiscal Year in Review
The environment for investments in the natural resources sector was generally positive for the year ended July 31, 1997. With the exception of shares of gold mining companies, natural resource-related stocks posted solid gains during the year. However, these gains lagged the robust returns of the broad global stock market averages. Investor sentiment for the natural resource sector was boosted by a positive global economic environment. Both the US and UK economies exhibited solid growth. While economic growth in the rest of the industrialized world was less robust, investors remained hopeful that monetary policy would support an acceleration of economic activity in these markets. This environment of moderate global economic growth and modest inflationary pressures encouraged expectations of an extended economic cycle, which would be positive for the demand outlook for many basic materials. This positive sentiment moderated somewhat in March and April, as rising interest rates in the United States led investors to question the sustainability of economic growth rates, particularly in the United States. The US Federal Reserve Board announced an increase in the Federal Funds rate of 0.25% to 5.5% on March 25, 1997 in a preemptive move to contain inflationary pressures. However, more recently sentiment has improved as economic releases have shown continued low inflation and moderate economic growth.

Commodity prices were mixed during the year ended July 31, 1997. Base metals prices, led by aluminum and zinc, posted strong gains as inventory levels continued to be reduced on the major commodity exchanges. There were also some price increases announced by companies in the steel and paper products areas. After resisting these proposed price increases during the fourth quarter of 1996 and the first quarter of 1997, customers currently appear to be accepting these increases.

Oil and natural gas prices were particularly volatile during the year. After rising significantly in the fourth quarter of 1996, both oil and natural gas prices fell sharply through the first quarter of 1997 as inventory levels rose, primarily in response to weak demand resulting from warmer-than-normal temperatures across much of the United States. Oil prices have since stabilized, but remain near their recent lows as inventories have continued to build more quickly than expected. Natural gas prices have recovered significantly from their lows in March as inventory levels remain near historical lows. Conversely, gold prices moved lower on concerns about possible increases in the supply of gold to the marketplace, particularly from sales by central banks.

For the year ended July 31, 1997, total returns for the Trust's Class A, Class B, Class C and Class D Shares were +17.95%, +16.72%, +16.77% and +17.66%, respectively. (Trust results shown do not reflect sales charges, and would be lower if sales charges were included. For complete performance information, including average annual total returns, see pages 4--7 of this report to shareholders.)

The Trust's large exposure to the energy sector enhanced performance during the 12 months ended July 31, 1997. Share prices of energy-related companies rose sharply during the second half of 1996, benefiting from stronger-than-expected oil and natural gas prices. Share prices of exploration and production companies and oil service companies performed particularly well. Share prices retraced some of these gains during the first quarter of 1997 as both oil and natural gas prices fell sharply. However, share prices resumed their upward trend during the second quarter of 1997, as oil prices and natural gas prices stabilized and recovered from their first quarter declines. Integrated oil companies performed particularly well as their downstream and chemical operations tended to insulate them from volatile energy prices. In addition, the Trust's holdings in non-US energy companies showed particular strength during the year, after having lagged the strong returns of US energy companies for much of 1996. Our increased emphasis on refining and marketing companies also contributed positively to performance, as these companies benefited from an increase in margins in response to strong gasoline demand and lower crude oil prices.

Trust returns also benefited from our overweighted position in the industrial side of our investment universe, including the paper and forest products and the base metals sectors. Share prices of companies in the paper and forest products group rose sharply in anticipation of improving industry fundamentals. There were increasing indications that we may have seen the trough in pulp and paper pricing for this cycle. Inventory levels for many paper products started to show significant declines, and shipment levels began to increase noticeably during the second quarter of 1997. This allowed paper companies to announce modest price increases for many of their products. In addition, recent poor pricing is expected to keep capacity additions limited for most paper grades over the next few years. This is likely to allow industry fundamentals to improve as operating rates move higher, thereby giving the industry greater pricing flexibility in the future.

Share prices of base metals companies also posted solid gains as supply/demand fundamentals in this area improved. Demand for most base metals remained on an upward trend, which caused inventory levels for most base metals to continue their declines on the major commodity exchanges. These improved industry fundamentals led to higher base metals prices, and resulted in earnings estimate upgrades for many base metals companies.

The Trust's performance was hurt by our exposure to the gold sector during the fiscal year. Gold shares fell as gold prices suffered from continued low inflationary expectations and investor concerns about possible increases in the supply of gold resulting from potential sales by central banks and forward sales by gold producers. After trending downward since early 1996, the price of gold collapsed in early July when the Australian Reserve Bank disclosed that it had sold two-thirds of its gold reserves. Prior to this, investor concern was focused primarily on gold sales by European central banks in preparation for the European Monetary Union in 1999. The Australian sale appeared to signal to the marketplace a real change in central bank attitudes toward gold, which may keep downward pressure on gold prices in the near term. Gold shares also suffered from the negative sentiment surrounding the Canadian-based gold exploration company, Bre-X Minerals Ltd. The shares of Bre-X Minerals Ltd. collapsed after due-diligence drilling by Freeport-McMoRan Copper & Gold Inc., its partner in the Busang gold project in Indonesia, found insignificant amounts of gold. Subsequent testing on this property has shown that it would be uneconomical to develop it. As a result, gold shares weakened considerably as investors reduced the valuation levels they were willing to put on the gold reserves of these companies. While we believe that the supply/demand fundamentals in the gold market remain tight, we do not expect gold prices to move substantially higher in the near term. Investments in the gold sector remain focused on low-cost producers with strong production and reserve growth potentials.

Investment Activities
During the July quarter, there were no significant geographic or industry allocation changes made in the Trust. The Trust's primary investment focus remained the energy sector, followed by significant exposures to both the base metals and forest products sectors. We used the strength in stock prices in the energy sector as an opportunity to realize profits in some of our energy holdings which were nearing our price targets. This included the elimination of our holdings in Occidental Petroleum Corp., Repsol, S.A. and IHC Caland N.V. We also believe there may be some modest downside risk to oil prices in the near term as the market absorbs the resumption of oil exports from Iraq to fund humanitarian aid. These exports had been delayed in June and July pending revisions to the aid distribution plan. We also eliminated our position in Newcrest Mining Ltd. after continued operational problems at one of its gold projects in Australia. In addition, we sold our position in Pacific Forest Products Ltd. following a takeover offer from TimberWest Forest Holdings. We increased our exposure to the paper group by initiating a position in Champion International Corp., an asset-rich paper company with significant corporate restructuring potential. We also increased our exposure to the metals and mining area with the purchase of North Ltd., an Australian-based mining conglomerate, and Pechiney, a French-based aluminum company.

In Conclusion
We remain positive on the outlook for investments in the natural resources sector, even in the current low inflation environment. We continue to focus investments on the industrial side of our investment universe, which we believe will benefit from our expectations of continued moderate global economic growth. While we may not experience sharp commodity price spikes under this economic scenario, we expect the companies to benefit from strong demand and increased volumes and shipments of their products. In fact, recent earnings results in the paper, base metals and energy areas have generally been higher than expected, despite soft commodity prices. This has been primarily in response to strong volumes and continued rationalization of their businesses. We expect these trends of strong demand and increased focus on cost-cutting to continue, which could provide attractive opportunities for investment in the natural resource sector even without sharply higher commodity prices.

We thank you for your investment in Merrill Lynch Global Resources Trust, and we look forward to reviewing our outlook and strategy with you again in our upcoming quarterly report to shareholders.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President




(Peter A. Lehman)
Peter A. Lehman
Vice President and Portfolio Manager





September 5, 1997



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/97                        +10.38%         +4.58%
Five Years Ended 6/30/97                  + 8.63          +7.47
Inception (10/24/88)
through 6/30/97                           + 7.99          +7.32

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/97                         +9.23%         +5.23%
Five Years Ended 6/30/97                   +7.51          +7.51
Ten Years Ended 6/30/97                    +3.95          +3.95

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/97                         +9.18%         +8.18%
Inception (10/21/94)
through 6/30/97                            +7.59          +7.59

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/97                        +10.13%         +4.35%
Inception (10/21/94)
through 6/30/97                           + 8.51          +6.36

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment--Class A Shares and Class
B Shares

A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the S&P 500
Index, Lipper Gold Funds Group Average and Lipper Natural Resources Funds Group Average. Beginning and ending values are:

                                     10/24/88**       7/97

ML Global Resources Trust++--
Class A Shares*                       $ 9,475        $19,057

S&P 500 Index++++                     $10,000        $43,516

Lipper Gold Funds
Group Average++++++                   $10,000        $10,815

Lipper Natural Resources Fund
Group Average++++++++                 $10,000        $25,052


A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the S&P 500
Index, Lipper Gold Funds Group Average and Lipper Natural Resources Funds Group Average. Beginning and ending values are:

                                       7/87           7/97

ML Global Resources Trust++--
Class B Shares*                       $10,000        $13,501

S&P 500 Index++++                     $10,000        $40,351

Lipper Gold Funds
Group Average++++++                   $10,000        $ 7,170

Lipper Natural Resources Funds
Group Average++++++++                 $10,000        $19,472


Total Return Based on a $10,000 Investment--Class C Shares and Class
D Shares

A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the S&P 500 Index, Lipper Gold Funds Group Average and Lipper Natural Resources Funds Group Average. Beginning and ending values are:

                                     10/21/94**       7/97

ML Global Resources Trust++--
Class C Shares*                       $10,000        $12,564

ML Global Resources Trust++--
Class D Shares*                       $ 9,475        $12,173

S&P 500 Index++++                     $10,000        $21,867

Lipper Gold Funds
Group Average++++++                   $10,000        $ 7,918

Lipper Natural Resources Funds
Group Average++++++++                 $10,000        $15,522

[FN]
       *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
      **Commencement of Operations.
      ++The Trust invests primarily in equity securities of domestic and foreign companies with substantial natural resource assets.
    ++++This unmanaged broad-based Index is comprised of common stocks. ++++++The Lipper Gold Funds Group Average is an index of all US mutual funds classified as gold-related funds.
++++++++The Lipper Natural Resources Funds Group Average is an index of all US mutual funds classified as natural resource-related funds.

        Past performance is not predictive of future performance.


PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed   Dividends Paid*   % Change**
10/24/88--12/31/88                 $12.50       $12.00       $0.049         $0.139         - 2.48%
1989                                12.00        14.89         --            0.378         +27.39
1990                                14.89        14.36        0.039          0.415         - 0.68
1991                                14.36        13.94        0.786          0.471         + 5.91
1992                                13.94        12.89         --            0.238         - 5.87
1993                                12.89        15.19         --            0.138         +19.01
1994                                15.19        15.14         --            0.242         + 1.20
1995                                15.14        16.51         --            0.149         +10.03
1996                                16.51        18.53        0.189          0.230         +14.88
1/1/97--7/31/97                     18.53        19.90         --             --           + 7.39
                                                             ------         ------
                                                       Total $1.063   Total $2.400

                                                   Cumulative total return as of 7/31/97: +101.13%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed   Dividends Paid*   % Change**
8/2/85--12/31/85                   $10.00       $ 9.99         --             --           - 0.10%
1986                                 9.99        12.75       $0.280         $0.110         +32.37
1987                                12.75        13.61        1.978          0.181         +21.22
1988                                13.61        12.00        0.340          0.206         - 7.86
1989                                12.00        14.89         --            0.230         +26.09
1990                                14.89        14.37        0.039          0.245         - 1.70
1991                                14.37        13.96        0.786          0.305         + 4.79
1992                                13.96        12.92         --            0.090         - 6.82
1993                                12.92        15.17         --            0.049         +17.83
1994                                15.17        15.16         --            0.035         + 0.15
1995                                15.16        16.51         --            0.002         + 8.92
1996                                16.51        18.55        0.189          0.018         +13.65
1/1/97--7/31/97                     18.55        19.80         --             --           + 6.74
                                                             ------         ------
                                                       Total $3.612   Total $1.471

                                                   Cumulative total return as of 7/31/97: +178.70%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)

Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed   Dividends Paid*   % Change**
10/21/94--12/31/94                 $15.93       $15.10         --           $0.052         - 4.88%
1995                                15.10        16.44         --             --           + 8.87
1996                                16.44        18.39       $0.189          0.086         +13.60
1/1/97--7/31/97                     18.39        19.64         --             --           + 6.80
                                                             ------         ------
                                                       Total $0.189   Total $0.138

                                                    Cumulative total return as of 7/31/97: +25.64%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed   Dividends Paid*   % Change**
10/21/94--12/31/94                 $15.96       $15.14         --           $0.068         - 4.71%
1995                                15.14        16.49         --            0.131         + 9.78
1996                                16.49        18.50       $0.189          0.186         +14.56
1/1/97--7/31/97                     18.50        19.83         --             --           + 7.19
                                                             ------         ------
                                                       Total $0.189   Total $0.385

                                                    Cumulative total return as of 7/31/97: +28.46%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.



Recent Performance Results*
                                                                                      12 Month    3 Month
                                                       7/31/97   4/30/96  7/31/96     % Change    % Change
ML Global Resources Trust Class A Shares               $19.90    $18.18   $17.27      +16.44%(1)    +9.46%
ML Global Resources Trust Class B Shares                19.80     18.14    17.16      +16.60(1)     +9.15
ML Global Resources Trust Class C Shares                19.64     17.98    17.08      +16.21(1)     +9.23
ML Global Resources Trust Class D Shares                19.83     18.14    17.21      +16.44(1)     +9.32
ML Global Resources Trust Class A Shares--Total Return                                +17.95(2)     +9.46
ML Global Resources Trust Class B Shares--Total Return                                +16.72(3)     +9.15
ML Global Resources Trust Class C Shares--Total Return                                +16.77(4)     +9.23
ML Global Resources Trust Class D Shares--Total Return                                +17.66(5)     +9.32

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.189 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.230 per share ordinary income dividends and $0.189 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.018 per share ordinary income dividends and $0.189 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.086 per share ordinary income dividends and $0.189 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.186 per share ordinary income dividends and $0.189 per share capital gains distributions.



SCHEDULE OF INVESTMENTS
                                                                                                            Value    Percent of
Industries                 Shares Held                 Common Stocks                        Cost          (Note 1a)  Net Assets
Aluminum                        56,000     Alcan Aluminium, Ltd.                       $  1,456,254     $  2,194,500    1.1%
                                57,000   ++Alumax, Inc.                                   1,964,466        2,415,375    1.2
                                17,000     Aluminum Company of America                      891,028        1,504,500    0.7
                                                                                       ------------     ------------  ------
                                                                                          4,311,748        6,114,375    3.0

Chemicals                       16,000     Air Products and Chemicals, Inc.                 720,944        1,411,000    0.7
                                26,400     BASF AG                                          633,146        1,015,938    0.5
                                12,000     Dow Chemical Co. (The)                           826,912        1,140,000    0.6
                                40,200     duPont (E.I.) de Nemours & Co.                 1,345,525        2,690,888    1.3
                                                                                       ------------     ------------  ------
                                                                                          3,526,527        6,257,826    3.1

Diamonds                        80,000   ++Aber Resources Ltd.                            1,310,472        1,172,299    0.6
                               130,000   ++SouthernEra Resources Ltd.                       806,522          940,734    0.4
                                                                                       ------------     ------------  ------
                                                                                          2,116,994        2,113,033    1.0

Diversified Companies          102,000     Asahi Glass Co., Ltd.                          1,223,974          921,013    0.4
                                27,000     Ashland Oil Inc.                               1,144,672        1,434,375    0.7
                                26,500     Coastal Corp.                                    674,667        1,440,938    0.7
                                75,000     Cyprus Amax Minerals Co.                       1,838,375        1,903,125    0.9
                                34,000     Freeport-McMoRan Copper & Gold,
                                           Inc. (Class B)                                 1,171,540          994,500    0.5
                                46,300     Norcen Energy Resources Ltd.                     596,432        1,105,652    0.5
                               378,000     North Ltd.                                     1,419,525        1,378,963    0.7
                               273,000     RGC Ltd.                                       1,101,113          843,481    0.4
                                                                                       ------------     ------------  ------
                                                                                          9,170,298       10,022,047    4.8

Gold                           824,000   ++Acacia Resources Ltd.                          1,552,817          889,529    0.4
                               188,600   ++Amax Gold, Inc.                                1,114,318        1,249,475    0.6
                                94,500     Ashanti Goldfields Co. Ltd. (GDR)**            2,346,106        1,067,850    0.5
                               122,500     Cambior Inc.                                   1,625,848        1,400,608    0.7
                               122,000   ++Casmyn Corp.                                   1,122,818          823,500    0.4
                               903,900     Delta Gold N.L.                                1,698,537        1,204,587    0.6
                               163,200     Driefontein Consolidated Ltd.                  2,534,252        1,173,808    0.6
                                84,600   ++Getchell Gold Corp.                            3,502,988        2,823,525    1.4
                               825,000     Great Central Mines N.L.                       2,473,842        1,689,084    0.8
                               373,800   ++Miramar Mining Corp.                           1,900,432        1,447,160    0.7
                               115,622     Newmont Mining Corp.                           4,426,537        4,769,407    2.3
                               750,000   ++Normandy Mining Ltd.                             848,403          865,481    0.4
                               215,000     Placer Dome Inc.                               4,687,040        3,655,000    1.8
                               131,500     Prime Resources Group, Inc.                    1,286,428        1,084,811    0.5
                             1,097,000     Resolute Ltd.                                  2,284,526        1,510,926    0.7
                               122,000   ++Sutton Resources Ltd.                          1,097,905          971,127    0.5
                               158,000   ++TVX Gold Inc.                                  1,272,815          720,875    0.4
                               233,331   ++William Resources Inc.                           703,747          273,534    0.1
                                                                                       ------------     ------------  ------
                                                                                         36,479,359       27,620,287   13.4

Integrated Oil                  39,000     Amerada Hess Corp.                             2,102,507        2,293,687    1.1
Companies--Domestic             20,000     Amoco Corp.                                    1,118,700        1,880,000    0.9
                                                                                       ------------     ------------  ------
                                                                                          3,221,207        4,173,687    2.0

Integrated Oil                 384,000     British Petroleum Co., PLC                     1,554,500        5,239,388    2.5
Companies--                     61,300     Ente Nazionale Idrocarburi S.p.A
International                              (ENI) (ADR)*                                   2,865,775        3,605,206    1.7
                                 8,800     OMV AG                                           933,582        1,219,101    0.6
                               149,800     Petro-Canada                                   1,635,043        2,668,312    1.3


SCHEDULE OF INVESTMENTS (continued)
                                                                                                            Value    Percent of
Industries                 Shares Held                 Common Stocks                        Cost          (Note 1a)  Net Assets
Integrated Oil                  46,100     Societe Nationale Elf Aquitaine (ADR)*      $  1,691,817     $  2,639,225    1.3%
Companies--                     40,000     Total, S.A. (Class B)                          2,462,120        4,017,958    2.0
International                   52,000     Yacimientos Petroliferos Fiscales S.A.
(concluded)                                (YPF) (ADR)*                                   1,274,780        1,683,500    0.8
                                                                                       ------------     ------------  ------
                                                                                         12,417,617       21,072,690   10.2

Metals & Mining                 31,100     ASARCO Inc.                                      923,026        1,057,400    0.5
                             1,558,000   ++Centaur Mining & Exploration Ltd.              2,347,920        1,937,085    0.9
                                96,100   ++Falconbridge Ltd.                              2,129,792        2,058,441    1.0
                                38,800     Inco Ltd.                                      1,284,094        1,200,375    0.6
                               316,800     Industrias Penoles, S.A. de C.V.               1,391,890        1,416,997    0.7
                             2,470,000     M.I.M. Holdings Ltd.                           5,396,407        3,420,382    1.7
                               184,159     Minsur S.A.                                      597,621          609,931    0.3
                               391,000     Mitsubishi Materials Corp.                     1,955,466        1,352,827    0.7
                                99,400     Noranda Inc.                                   1,869,535        2,136,320    1.0
                               108,000     Outokumpu OY                                   1,976,734        2,052,932    1.0
                                53,100     P.T. Tambang Timah (GDR)** (b)                   661,263          672,246    0.3
                               679,500     Pasminco Ltd.                                    918,917        1,305,190    0.6
                                32,000     Pechiney (A Shares)                            1,255,340        1,389,619    0.7
                                18,300     Phelps Dodge Corp.                             1,067,369        1,556,644    0.8
                               615,000     QNI Ltd.                                       1,235,188        1,144,669    0.6
                                32,000     Rio Algom Ltd.                                   619,108          798,900    0.4
                               201,100     Rio Tinto PLC (The)                            2,631,660        3,266,966    1.6
                             1,717,000     Savage Resources Ltd.                          1,306,929        1,521,185    0.7
                               222,000     Savage Resources Ltd. (Warrants) (a)              29,591           39,667    0.0
                               220,000     Sumitomo Metal Mining Co. Ltd.                 1,830,947        1,268,017    0.6
                                91,000     Trelleborg 'B' Fria                            1,234,283        1,485,752    0.7
                               643,400     WMC Ltd.                                       3,807,237        3,729,582    1.8
                               233,000     Westmin Resources, Inc.                        1,221,705        1,129,677    0.6
                                                                                       ------------     ------------  ------
                                                                                         37,692,022       36,550,804   17.8

Oil & Gas Producers             92,000     Apache Corp.                                   2,453,418        3,243,000    1.6
                                76,000   ++Benton Oil & Gas Co.                           1,159,000        1,154,250    0.6
                               260,000   ++Chauvco Resources, Ltd.                        3,011,394        4,063,970    2.0
                                53,500   ++Chieftain International Inc.                   1,193,792        1,153,594    0.5
                               183,200   ++Enserch Exploration Inc.                       1,779,675        1,832,000    0.9
                               205,400     Enterprise Oil PLC                             1,384,374        2,323,678    1.1
                               388,400   ++Gulf Canada Resources Ltd.                     2,908,508        3,010,100    1.5
                                30,300     Louisiana Land and Exploration Co.
                                           (The)                                          1,250,249        2,139,937    1.0
                               111,600     Mitchell Energy & Development Corp.
                                           (Class B)                                      2,267,579        2,636,550    1.3
                               124,500   ++Northrock Resources Ltd.                       1,001,587        1,779,344    0.9
                                95,000   ++Oryx Energy Co.                                1,588,361        2,345,312    1.1
                                41,000     Pancanadian Petroleum Ltd.                       777,815          804,038    0.4
                               301,000     Ranger Oil Ltd.                                1,992,730        2,953,562    1.4
                                50,100     Sonat Inc.                                     1,803,548        2,498,737    1.2
                                                                                       ------------     ------------  ------
                                                                                         24,572,030       31,938,072   15.5

Oil Services                    57,200     Coflexip Stena Offshore, Inc. (ADR)*           1,212,458        1,944,800    0.9
                                39,600   ++Petroleum Geo-Services ASA (ADR)*              1,157,072        2,155,725    1.1
                                25,000     Schlumberger Ltd. Inc.                           715,668        1,909,375    0.9
                                44,400     Smedvig ASA (ADR)*                               943,500        1,265,400    0.6
                                29,500     Transocean Offshore Drilling Inc.              1,821,013        2,409,781    1.2
                                                                                       ------------     ------------  ------
                                                                                          5,849,711        9,685,081    4.7


SCHEDULE OF INVESTMENTS (concluded)
                                                                                                            Value    Percent of
Industries                 Shares Held                 Common Stocks                        Cost          (Note 1a)  Net Assets
Paper & Pulp                    61,066     Aracruz Celulose S.A. (ADR)*                $    489,264     $  1,267,119    0.6%
                               181,200     Avenor Inc.                                    3,464,699        3,782,922    1.8
                                29,000     Champion International Corp.                   1,491,695        1,798,000    0.9
                                85,000     Empresa Nacional de Celulosas S.A.
                                           (ENCE)                                         1,253,909        1,581,485    0.8
                                20,900     Georgia-Pacific Corp.                          1,299,455        1,973,744    1.0
                                31,400     International Paper Co.                        1,181,730        1,758,400    0.9
                                25,000     James River Corp.                                760,598        1,029,687    0.5
                               270,000     Metsa Serla OY 'B'                             2,295,824        2,368,767    1.1
                                53,500     Mo Och Domsjo AB Co.                           1,287,297        1,881,366    0.9
                               261,496     Slocan Forest Products Ltd.                    2,342,662        2,459,981    1.2
                                63,500     Stone Container Corp.                            785,423        1,055,687    0.5
                                53,000     Weyerhaeuser Co.                               2,242,950        3,299,250    1.6
                                29,000     Willamette Industries, Inc.                    1,089,935        2,209,437    1.1
                                                                                       ------------     ------------  ------
                                                                                         19,985,441       26,465,845   12.9

Petroleum Refining              83,000     Sun Company, Inc.                              2,213,707        2,972,437    1.4
                               250,000     Total Petroleum (North America), Ltd.          3,028,198        2,625,000    1.3
                                                                                       ------------     ------------  ------
                                                                                          5,241,905        5,597,437    2.7

Plantations                    717,000     Golden Hope Plantations BHD                    1,325,786        1,137,188    0.5
                               578,000     Kuala Lumpur Kepong BHD                          790,865        1,370,708    0.7
                                                                                       ------------     ------------  ------
                                                                                          2,116,651        2,507,896    1.2

Steel                          472,000     British Steel PLC                              1,240,738        1,277,978    0.6
                                37,000     Koninklijke Nederlandsche Hoogovens
                                           en Staalfabrienken N.V.                        1,622,450        2,246,275    1.1
                               671,000     Nippon Steel Corp.                             2,290,933        1,879,932    0.9
                             1,042,000     Sumitomo Metal Industries, Ltd.                3,344,833        2,620,388    1.3
                                                                                       ------------     ------------  ------
                                                                                          8,498,954        8,024,573    3.9

Wood Products                   92,500     Louisiana-Pacific Corp.                        2,943,595        2,121,719    1.0
                               146,100     Riverside Forest Products Ltd.                 2,401,223        1,607,005    0.8
                                                                                       ------------     ------------  ------
                                                                                          5,344,818        3,728,724    1.8

                                           Total Common Stocks                          180,545,282      201,872,377   98.0


                           Face Amount             Short-Term Securities

Repurchase                  $1,767,000     UBS Securities, purchased on
Agreements***                              7/31/1997 to yield 5.75% to 8/01/1997          1,767,000        1,767,000    0.9

                                           Total Short-Term Securities                    1,767,000        1,767,000    0.9

Total Investments                                                                      $182,312,282      203,639,377   98.9
                                                                                       ============
Other Assets Less Liabilities                                                                              2,333,349    1.1
                                                                                                        ------------  ------
Net Assets                                                                                              $205,972,726  100.0%
                                                                                                        ============  ======

  *American Depositary Receipts (ADR).
 **Global Depositary Receipts (GDR).
***Repurchase Agreements are fully collateralized by US Government &
   Agency Obligations.
(a)Warrants entitle the Trust to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 ++Non-income producing security.


   See Notes to Financial Statements.




FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1997
Assets:             Investments, at value (identified cost--$182,312,282) (Note 1a)                       $  203,639,377
                    Cash                                                                                         220,599
                    Receivables:
                      Securities sold                                                    $    3,453,226
                      Dividends                                                                 343,372
                      Beneficial interest sold                                                  233,722        4,030,320
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                          32,836
                                                                                                          --------------
                    Total assets                                                                             207,923,132
                                                                                                          --------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                              918,382
                      Securities purchased                                                      619,879
                      Investment adviser (Note 2)                                               103,879
                      Distributor (Note 2)                                                       90,093        1,732,233
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       218,173
                                                                                                          --------------
                    Total liabilities                                                                          1,950,406
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  205,972,726
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                 $       93,003
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        390,867
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                         13,651
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        541,535
                    Paid-in capital in excess of par                                                         166,744,770
                    Undistributed investment income--net                                                         319,397
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                        16,549,923
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         21,319,580
                                                                                                          --------------
                    Net assets                                                                            $  205,972,726
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $18,503,979 and 930,025
                             shares of beneficial interest outstanding                                    $        19.90
                                                                                                          ==============
                    Class B--Based on net assets of $77,385,748 and 3,908,673
                             shares of beneficial interest outstanding                                    $        19.80
                                                                                                          ==============
                    Class C--Based on net assets of $2,680,489 and 136,507
                             shares of beneficial interest outstanding                                    $        19.64
                                                                                                          ==============
                    Class D--Based on net assets of $107,402,510 and 5,415,347
                             shares of beneficial interest outstanding                                    $        19.83
                                                                                                          ==============

                    See Notes to Financial Statements.

Statement of Operations for the Year Ended July 31, 1997
Investment          Dividends (net of $265,237 foreign withholding tax)                                   $    3,711,085
Income              Interest and discount earned                                                                 237,920
(Notes 1d & 1e):    Other income                                                                                  19,039
                                                                                                          --------------
                    Total income                                                                               3,968,044
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $    1,350,592
                    Account maintenance and distribution fees--Class B (Note 2)                 889,611
                    Account maintenance fees--Class D (Note 2)                                  276,330
                    Transfer agent fees--Class D (Note 2)                                       206,961
                    Transfer agent fees--Class B (Note 2)                                       199,253
                    Custodian fees                                                              128,670
                    Printing and shareholder reports                                             88,685
                    Registration fees (Note 1f)                                                  79,450
                    Accounting services (Note 2)                                                 76,212
                    Professional fees                                                            58,834
                    Transfer agent fees--Class A (Note 2)                                        42,021
                    Trustees' fees and expenses                                                  41,233
                    Account maintenance and distribution fees--Class C (Note 2)                  33,693
                    Pricing fees                                                                 13,919
                    Transfer agent fees--Class C (Note 2)                                         8,170
                    Other                                                                         8,692
                                                                                         --------------
                    Total expenses                                                                             3,502,326
                                                                                                          --------------
                    Investment income--net                                                                       465,718
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       21,366,629
(Loss) on             Foreign currency transactions--net                                        (74,646)      21,291,983
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       13,768,880
(Notes 1b, 1c,        Foreign currency transactions--net                                        (10,050)      13,758,830
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                     35,050,813
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $   35,516,531
                                                                                                          ==============


                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                             For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                             1997             1996
Operations:         Investment income--net                                               $      465,718   $    1,649,490
                    Realized gain on investments and foreign currency transactions
                    --net                                                                    21,291,983       14,984,789
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   13,758,830       (8,334,916)
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     35,516,531        8,299,363
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (303,399)        (238,068)
Shareholders          Class B                                                                   (98,601)         (15,913)
(Note 1g):            Class C                                                                   (17,412)              --
                      Class D                                                                (1,171,993)        (869,875)
                    Realized gain on investments--net:
                      Class A                                                                  (245,005)              --
                      Class B                                                                  (956,214)              --
                      Class C                                                                   (40,585)              --
                      Class D                                                                (1,157,650)              --
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (3,990,859)      (1,123,856)
                                                                                         --------------   --------------

Beneficial Interest Net decrease in net assets derived from beneficial
Transactions        interest transactions                                                   (54,789,794)     (58,734,873)
(Note 4):                                                                                --------------   --------------

Net Assets:         Total decrease in net assets                                            (23,264,122)     (51,559,366)
                    Beginning of year                                                       229,236,848      280,796,214
                                                                                         --------------   --------------
                    End of year*                                                         $  205,972,726   $  229,236,848
                                                                                         ==============   ==============

                   *Undistributed investment income--net (Note 1h)                       $      319,397   $    1,625,242
                                                                                         ==============   ==============

                    See Notes to Financial Statements.

Financial Highlights

The following per share data and ratios have been derived                              Class A
from information provided in the financial statements.
                                                                               For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                          1997++      1996++      1995        1994         1993
Per Share           Net asset value, beginning of year       $    17.27  $    16.70  $    15.84  $    14.07   $    14.33
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .14         .22         .22         .22          .24
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                              2.91         .50         .88        1.69         (.26)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               3.05         .72        1.10        1.91         (.02)
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.23)       (.15)       (.24)       (.14)        (.24)
                      Realized gain on investments--net            (.19)         --          --          --           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions              (.42)       (.15)       (.24)       (.14)        (.24)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    19.90  $    17.27  $    16.70  $    15.84   $    14.07
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           17.95%       4.34%       7.05%      13.69%        (.05%)
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.01%       1.03%       1.06%        .92%         .95%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                         .76%       1.26%       1.34%       1.39%        1.62%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                           $   18,504  $   22,726  $   28,729  $   20,054   $   12,087
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           24.23%      26.48%      31.64%      54.87%       66.78%
                                                             ==========  ==========  ==========  ==========   ==========
                    Average commission rate paid++++         $    .0217  $    .0223          --          --           --
                                                             ==========  ==========  ==========  ==========   ==========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding during the year.
                ++++For fiscal years beginning on or after September 1, 1995, the Trust is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)

The following per share data and ratios have been derived                              Class B
from information provided in the financial statements.
                                                                               For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                        1997++++    1996++++      1995        1994         1993
Per Share           Net asset value, beginning of year       $    17.16  $    16.62  $    15.72  $    14.02   $    14.26
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income (loss)--net                  (.05)        .03         .10         .05          .09
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                              2.90         .51         .84        1.70         (.24)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               2.85         .54         .94        1.75         (.15)
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.02)         --++      (.04)       (.05)        (.09)
                      Realized gain on investments--net            (.19)         --          --          --           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions              (.21)         --        (.04)       (.05)        (.09)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    19.80  $    17.16  $    16.62  $    15.72   $    14.02
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           16.72%       3.26%       5.95%      12.52%       (1.02%)
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      2.04%       2.07%       2.08%       1.95%        1.99%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income (loss)--net                 (.29%)       .20%        .31%        .35%         .60%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                           $   77,386  $   94,199  $  141,800  $  236,581   $  208,113
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           24.23%      26.48%      31.64%      54.87%       66.78%
                                                             ==========  ==========  ==========  ==========   ==========
                    Average commission rate paid++++++       $    .0217  $    .0223          --          --           --
                                                             ==========  ==========  ==========  ==========   ==========

                   *Total investment returns exclude the effects of sales loads.
                  ++Amount is less than $.01 per share.
                ++++Based on average shares outstanding during the year.
              ++++++For fiscal years beginning on or after September 1, 1995, the Trust is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                Class C                            Class D

                                                                           For the                              For the
The following per share data and ratios have                               Period                               Period
been derived from information provided in the                              Oct. 21,                             Oct. 21,
financial statements.                                  For the Year       1994++ to         For the Year       1994++ to
                                                       Ended July 31,      July 31,        Ended July 31,       July 31,
Increase (Decrease) in Net Asset Value:            1997++++     1996++++     1995      1997++++     1996++++      1995
Per Share           Net asset value, beginning
Operating           of period                     $  17.08     $  16.55    $  15.93    $  17.21    $  16.67     $  15.96
Performance:                                      --------     --------    --------    --------    --------     --------
                    Investment income (loss)
                    --net                             (.06)         .04         .05         .09         .17          .12
                    Realized and unrealized
                    gain on investments and
                    foreign currency
                    transactions--net                 2.90          .49         .62        2.91         .50          .66
                                                  --------     --------    --------    --------    --------     --------
                    Total from investment
                    operations                        2.84          .53         .67        3.00         .67          .78
                                                  --------     --------    --------    --------    --------     --------
                    Less dividends and
                    distributions:
                      Investment income--net          (.09)          --        (.05)       (.19)       (.13)        (.07)
                      Realized gain on
                      investments--net                (.19)          --          --        (.19)         --           --
                                                  --------     --------    --------    --------    --------     --------
                    Total dividends and
                    distributions                     (.28)          --        (.05)       (.38)       (.13)        (.07)
                                                  --------     --------    --------    --------    --------     --------
                    Net asset value, end of
                    period                        $  19.64     $  17.08    $  16.55    $  19.83    $  17.21     $  16.67
                                                  ========     ========    ========    ========    ========     ========

Total Investment    Based on net asset value
Return:**           per share                       16.77%        3.20%       4.26%+++   17.66%       4.06%        4.93%+++
                                                  ========     ========    ========    ========    ========     ========

Ratios to Average   Expenses                         2.06%        2.07%       2.20%*      1.26%       1.27%        1.39%*
Net Assets:                                       ========     ========    ========    ========    ========     ========
                    Investment income (loss)
                    --net                            (.33%)        .27%        .28%*       .51%       1.00%        1.02%*
                                                  ========     ========    ========    ========    ========     ========

Supplemental        Net assets, end of period
Data:               (in thousands)                $  2,680     $  3,388    $  2,800    $107,403    $108,924     $107,467
                                                  ========     ========    ========    ========    ========     ========
                    Portfolio turnover              24.23%       26.48%      31.64%      24.23%      26.48%       31.64%
                                                  ========     ========    ========    ========    ========     ========
                    Average commission rate
                    paid++++++                    $  .0217     $  .0223          --    $  .0217    $  .0223           --
                                                  ========     ========    ========    ========    ========     ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the year.
              ++++++For fiscal years beginning on or after September 1, 1995, the Trust is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Resources Trust (the "Trust") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Trust offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees of the Trust as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trustees of the Trust.

(b) Derivative financial instruments--The Trust may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on net investment income is recorded from the date the Trust enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Trust can write covered call options and purchase put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction is less than or greater than the premiums paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.


NOTES TO FINANCIAL STATEMENTS (continued)

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Trust are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $180,158 have been reclassified between undistributed net investment income and undistributed net realized capital gains. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Trust's net assets.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                          Account      Distribution
                                       Maintenance Fee     Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Trust's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                $  184        $ 2,545
Class D                                $1,557        $21,923

For the year ended July 31, 1997, MLPF&S received contingent deferred sales charges of $279,228 and $3,004 relating to transactions in Class B and C Shares, respectively.

In addition, MLPF&S received $22,790 in commissions on the execution of portfolio security transactions for the Trust for the year ended July 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services are provided to the Trust by MLAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1997 were $53,308,657 and $114,643,907, respectively.

Net realized and unrealized gains (losses) as of July 31, 1997 were as follows:

                                   Realized       Unrealized
                                Gains (Losses)  Gains (Losses)

Long-term investments             $21,366,629    $21,327,095
Foreign currency transactions         (74,646)        (7,515)
                                  -----------    -----------
Total                             $21,291,983    $21,319,580
                                  ===========    ===========

As of July 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $21,327,095, of which $38,953,626 related to appreciated securities and $17,626,531 related to depreciated securities. At July 31, 1997, the aggregate cost of investments for Federal income tax purposes was $182,312,282.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $54,789,794 and $58,734,873 for the years ended
July 31, 1997 and July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the

Year Ended                                          Dollar
July 31, 1997                         Shares        Amount

Shares sold                           448,154   $  8,330,555
Shares issued to shareholders
in reinvestment of dividends
and distributions                      27,690        494,192
                                 ------------   ------------
Total issued                          475,844      8,824,747
Shares redeemed                      (862,003)   (15,971,403)
                                 ------------   ------------
Net decrease                         (386,159)  $ (7,146,656)
                                 ============   ============


Class A Shares for the
Year Ended                                          Dollar
July 31, 1996                         Shares        Amount

Shares sold                           470,673   $  8,069,980
Shares issued to shareholders
in reinvestment of dividends           12,995        214,811
                                 ------------   ------------
Total issued                          483,668      8,284,791
Shares redeemed                      (888,103)   (14,845,546)
                                 ------------   ------------
Net decrease                         (404,435)  $ (6,560,755)
                                 ============   ============


Class B Shares for the
Year Ended                                          Dollar
July 31, 1997                         Shares        Amount

Shares sold                           950,849   $ 17,425,847
Shares issued to shareholders
in reinvestment of dividends
and distributions                      48,665        875,929
                                 ------------   ------------
Total issued                          999,514     18,301,776
Automatic conversion of
shares                               (207,430)    (3,820,920)
Shares redeemed                    (2,374,035)   (43,883,586)
                                 ------------   ------------
Net decrease                       (1,581,951)  $(29,402,730)
                                 ============   ============


Class B Shares for the
Year Ended                                          Dollar
July 31, 1996                         Shares        Amount

Shares sold                         1,882,421   $ 32,007,488
Shares issued to shareholders
in reinvestment of dividends              786         13,029
                                 ------------   ------------
Total issued                        1,883,207     32,020,517
Automatic conversion of
shares                             (1,079,235)   (18,075,199)
Shares redeemed                    (3,847,236)   (64,409,340)
                                 ------------   ------------
Net decrease                       (3,043,264)  $(50,464,022)
                                 ============   ============


Class C Share for the
Year Ended                                          Dollar
July 31, 1997                         Shares        Amount

Shares sold                           278,052   $  5,116,267
Shares issued to shareholders
in reinvestment of dividends
and distributions                       2,963         52,754
                                 ------------   ------------
Total issued                          281,015      5,169,021
Shares redeemed                      (342,861)    (6,275,052)
                                 ------------   ------------
Net decrease                          (61,846)  $ (1,106,031)
                                 ============   ============


NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           395,590   $  6,702,711
Shares redeemed                      (366,433)    (6,164,383)
                                 ------------   ------------
Net increase                           29,157   $    538,328
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           515,787   $  9,511,946
Automatic conversion
of shares                             207,740      3,820,920
Shares issued to shareholders
in reinvestment of dividends
and distributions                      95,865      1,709,679
                                 ------------   ------------
Total issued                          819,392     15,042,545
Shares redeemed                    (1,731,884)   (32,176,922)
                                 ------------   ------------
Net decrease                         (912,492)  $(17,134,377)
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                         1,953,059   $ 33,593,797
Automatic conversion
of shares                           1,078,984     18,075,199
Shares issued to shareholders
in reinvestment of dividends           39,258        648,556
                                 ------------   ------------
Total issued                        3,071,301     52,317,552
Shares redeemed                    (3,190,422)   (54,565,976)
                                 ------------   ------------
Net decrease                        (119,121)   $ (2,248,424)
                                 ============   ============

5. Commitments:
On July 31, 1997, the Trust had entered into foreign exchange contracts, under which it had agreed to purchase and sell foreign currency with the approximate value of $618,000 and $2,834,000, respectively.

6. Loaned Securities:
At July 31, 1997, the Trust held US Treasury Notes having an aggregate value of approximately $1,557,000 as collateral for portfolio securities having a market value of approximately
$1,230,000.

7. Subsequent Event:
On September 4, 1997, the Board of Trustees declared dividends per share payable on September 11, 1997 to shareholders of record
September 3, 1997 as follows:


                         Ordinary        Long-Term
                          Income       Capital Gains

Class A                  $.096564       $  1.623299
Class B                        --       $  1.623299
Class C                        --       $  1.623299
Class D                  $.044832       $  1.623299



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch Global Resources Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Resources Trust as of July 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Resources Trust as of July 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 5, 1997
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Global Resources Trust during its taxable year ended July 31, 1997:
                 Record         Payable     Qualifying Domestic       Total           Foreign Taxes
                  Date           Date        Ordinary Income      Ordinary Income    Paid or Withheld
Class A         9/04/96        9/12/96          $.229674            $.229674            $.040262
Class B         9/04/96        9/12/96          $.018215            $.018215            $.040262
Class C         9/04/96        9/12/96          $.086403            $.086403            $.040262
Class D         9/04/96        9/12/96          $.185672            $.185672            $.040262

Additionally, the Trust paid a long-term capital gain distribution of $.189162 per share to shareholders of record on December 12, 1996. Such distribution is considered domestic source income and there are no foreign taxes attributable to it.

The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

The foreign taxes paid or withheld represent taxes incurred by the Trust on dividends received by the Trust from foreign sources.
Foreign taxes paid or withheld should be included as foreign source income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.



PORTFOLIO INFORMATION (unaudited)


For the Quarter Ended July 31, 1997

                                   Percent of
Ten Largest Equity Holdings        Net Assets

British Petroleum Co., PLC              2.5%
Newmont Mining Corp.                    2.3
Chauvco Resources, Ltd.                 2.0
Total, S.A. (Class B)                   2.0
Avenor Inc.                             1.8
WMC Ltd.                                1.8
Placer Dome Inc.                        1.8
Ente Nazionale Idrocarburi S.p.A.
  (ENI) (ADR)                           1.7
M.I.M. Holdings Ltd.                    1.7
Weyerhaeuser Co.                        1.6


Additions

Champion International Corp.
Normandy Mining Ltd.
North Ltd.
Pechiney (A Shares)


Deletions

IHC Caland N.V.
Kobe Steel Ltd.
Newcrest Mining Ltd.
Occidental Petroleum Corp.
Pacific Forest Products Ltd.
Repsol, S.A.


OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Edward P. Ix Jr., Vice President
Peter A. Lehman, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Thomas D. Jones III, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863





